POWER OF ATTORNEY

The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints John M. Ford, David James and Jennifer Merchant, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done with respect to the execution and filing of such amendments by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2026.

/s/ Peter W. Atwater
Peter W. Atwater

POWER OF ATTORNEY

The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints John M. Ford, David James and Jennifer Merchant, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done with respect to the execution and filing of such amendments by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2026.

/s/ Chris S. Jones
Chris S. Jones

POWER OF ATTORNEY

The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints John M. Ford, David James and Jennifer Merchant, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done with respect to the execution and filing of such amendments by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October, 2026.

/s/ Grant D. Williams
Grant D. Williams